UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2009

                         Morgan Stanley Charter WCM L.P.
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             (Exact name of registrant as specified in its charter)

          Delaware                      0-25605                  13-4018065
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(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)

c/o Demeter Management LLC, 522 Fifth Avenue, 13th Floor, New York, NY 10036
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code: (212) 296-1999


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          (Former name or former address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

      Item 1.01. Entry into a Material Definitive Agreement.

      On May 31, 2009, Demeter Management LLC, the general partner of the registrant (the "General Partner") amended the registrant's Amended and Restated Limited Partnership Agreement dated as of April 2, 2007 (a) to reflect the General Partner's conversion from a corporation incorporated under the laws of the State of Delaware to a limited liability company organized under the laws of the State of Delaware, effective April 30, 2009, (b) to change the General Partner's name from Demeter Management Corporation to Demeter Management LLC as a result of such conversion, and (c) to modify the net worth requirement of the General Partner.

      A copy of the Amendment No. 1 to the Amended and Restated Limited Partnership Agreement of the Registrant is filed herewith as Exhibit 3.01(a) and incorporated herein by reference.

      Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

      In connection with the General Partner's conversion from a Delaware corporation to a Delaware limited liability company and the subsequent name change resulting from such conversion, the General Partner filed an amendment to the registrant's certificate of limited partnership on June 3, 2009.

      A copy of the Certificate of Amendment of Certificate of Limited Partnership of the Registrant is filed herewith as Exhibit 3.05 and incorporated herein by reference.

      Item 8.01. Other Events.

      Effective May 31, 2009, the General Partner, which was a wholly-owned subsidiary of Morgan Stanley, became a wholly-owned subsidiary of Morgan Stanley Smith Barney Holdings LLC, which is indirectly owned 51 percent by Morgan Stanley and 49 percent by Citigroup Inc.

      Item 9.01. Financial Statements and Exhibits.

      (c) Exhibits

      Exhibit 3.01(a) Amendment No. 1 to the Amended and Restated Limited Partnership Agreement of the Registrant dated as of May 31, 2009.

      Exhibit 3.05 Certificate of Amendment of Certificate of Limited Partnership of the Registrant dated as of June 1, 2009.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              MORGAN STANLEY CHARTER WCM L.P.

Date: June 4, 2009            By: Demeter Management LLC
                                  as General Partner


                              /s/ Walter Davis
                              --------------------------------------------------
                              Name: Walter Davis
                              Title: President